CENTENNIAL GOVERNMENT TRUST

                   Officers and Trustees
                   James C. Swain, Chairman and
                     Chief Executive Officer
                   Bridget A. Macaskill, Trustee and President
                   Robert G. Avis, Trustee
                   William A. Baker, Trustee
                   Charles Conrad, Jr., Trustee
                   Jon S. Fossel, Trustee
                   Sam Freedman, Trustee
                   Raymond J. Kalinowski, Trustee
                   C. Howard Kast, Trustee
                   Robert M. Kirchner, Trustee
                   Ned M. Steel, Trustee
                   George C. Bowen, Trustee, Vice President,
                     Treasurer and Assistant Secretary
                   Andrew J. Donohue, Vice President and
                     Secretary
                   Carol E. Wolf, Vice President
                   Arthur J. Zimmer, Vice President
                   Robert J. Bishop, Assistant Treasurer
                   Scott T. Farrar, Assistant Treasurer
                   Robert G. Zack, Assistant Secretary

                   Investment Advisor and Distributor
                   Centennial Asset Management Corporation

                   Transfer and Shareholder Servicing Agent
                   Shareholder Services, Inc.

                   Custodian of Portfolio Securities
                   Citibank, N.A.

                   Independent Auditors
                   Deloitte & Touche LLP

                   Legal Counsel
                   Myer, Swanson, Adams & Wolf, P.C.

                   The financial statements included herein have been taken from the records of the Trust without examination of the independent auditors.

                   This is a copy of a report to shareholders of Centennial Government Trust. This report must be preceded or accompanied by a Prospectus of Centennial Government Trust. For material information concerning the Trust, see the Prospectus.

                   For shareholder servicing, call:
                   1-800-525-9310 (in U.S.)
                   303-671-3200 (outside U.S.)

                   Or write:
                   Shareholder Services, Inc.
                   P.O. Box 5143
                   Denver, CO 80217-5143


RS0170.001.1298  [RECYCLE LOGO] Printed on recycled paper


1998 SEMIANNUAL REPORT


CENTENNIAL
GOVERNMENT
TRUST

DECEMBER 31, 1998

DEAR SHAREHOLDER:

When international markets become unsteady, investors around the world look to U.S. government securities for safety and security. That clearly took place in the latter half of 1998, as Asia's financial crisis continued to form a backdrop to the global economy. At various times during the year, demand for Treasury bills surged, boosting prices and reducing yields, particularly in late summer as Russia's economy weakened.

With a global recession looming, the Federal Reserve Board went into action. In the fall, the Fed cut short-term interest rates three times to stimulate the economy, and dozens of central banks around the world followed suit. While these actions invigorated the U.S. stock market in particular, money market instruments tended to offer lower yields as a result.

Nevertheless, Centennial Government Trust, which invests in a mixture of U.S. Treasury bills and government agency securities, continued to seek to produce stable returns. For the six months that ended December 31, 1998, Centennial Government Trust produced a compounded annualized yield of 4.69%. Without compounding, the corresponding yield was 4.59%. The seven-day annualized yields, with and without compounding, on December 31, 1998, were 4.47% and 4.38%, respectively.1 It is important to remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain a stable $1.00 share price in the future.

By focusing on government agency securities, Centennial Government Trust was able to achieve a higher yield than that offered by Treasury bills--with virtually no additional risk. Instead of buying agencies' securities, global investors tend to prefer T-bills due to their relatively plentiful supply and ease of trading. To attract investors, government agency securities, which are "backed" by the U.S. government, had to offer significantly higher yields than T-bills. Government agency securities help provide funding for the nation's farmers, homebuyers and students.

Even though government agency yields compared favorably to T-bills, yields in general have been trending downward. While the Fed was able to stimulate economic growth here in America, much of Europe is sluggish, while most of Asia remains in a


1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.

recession. With inflation throughout the world extremely low by historical standards, interest rates are likely to decline further. As we move into 1999, we will continue to monitor global events so that we can position the portfolio accordingly. We will continue to search for yield, always keeping in mind your objectives.

   Thank you for your confidence in Centennial Government Trust. We look forward to helping you reach your investment goals of safety, liquidity and attractive yield.

Sincerely,


/s/ JAMES C. SWAIN


James C. Swain
Chairman
Centennial Government Trust


/s/ BRIDGET A. MACASKILL


Bridget A. Macaskill
President
Centennial Government Trust

January 25, 1999

STATEMENT OF INVESTMENTS December 31, 1998 (Unaudited)
Centennial Government Trust

                                                                       Face                      Value
                                                                      Amount                   See Note 1
                                                                    ----------                 ----------
U.S. GOVERNMENT AGENCIES--96.6%
Federal Farm Credit Bank:
    4.79%, 2/25/99(1).........................................    $ 10,000,000               $  9,999,262
    5.071%, 3/1/99(1).........................................      10,000,000                  9,998,044
    5.50%, 2/1/99.............................................       6,235,000                  6,236,401
Federal Home Loan Bank:
    4.80%, 1/13/99(1).........................................      25,000,000                 25,001,893
    4.93%, 10/26/99...........................................      25,000,000                 25,000,000
    4.94%, 10/26/99...........................................      25,000,000                 25,000,000
    4.988%, 3/1/99-3/10/99(1).................................      25,000,000                 24,996,066
    5%, 10/27/99-11/4/99......................................      36,780,000                 36,770,593
    5.03%, 10/29/99...........................................       9,000,000                  9,000,000
    5.073%, 1/2/99(1).........................................      10,000,000                  9,998,644
    5.076%, 2/14/99(1)........................................      15,000,000                 14,994,487
    5.09%, 11/5/99............................................      50,000,000                 50,000,000
Federal Home Loan Mortgage Corp.:
    4.50%, 1/4/99.............................................      50,000,000                 49,973,958
    4.81%, 3/19/99............................................      10,000,000                  9,897,119
    4.88%, 4/9/99.............................................      19,213,000                 18,957,766
    4.90%, 3/2/99.............................................      20,000,000                 19,836,667
    4.95%, 3/17/99-3/30/99....................................      32,510,000                 32,147,928
    4.96%, 3/22/99............................................      10,000,000                  9,889,778
    4.97%, 3/31/99............................................      15,000,000                 14,815,696
    4.975%, 3/8/99............................................      25,000,000                 24,771,704
    4.98%, 3/9/99.............................................      25,000,000                 24,768,292
    5%, 1/26/99-3/15/99.......................................      65,000,000                 64,476,303
    5.02%, 1/15/99-1/29/99....................................     233,633,000                232,956,865
    5.03%, 1/11/99-1/14/99....................................      40,000,000                 39,933,632
    5.07%, 2/26/99............................................      25,000,000                 24,802,833
    5.08%, 2/25/99............................................      15,000,000                 14,883,583
    5.10%, 2/12/99............................................      25,000,000                 24,851,250
    5.468%, 8/17/99(1)........................................      10,000,000                  9,995,702

Centennial Government Trust


                                                                                     Face                      Value
                                                                                    Amount                   See Note 1
                                                                                   ---------                 ----------
U.S. GOVERNMENT AGENCIES (Continued)
Federal National Mortgage Assn.:
    4.797%, 1/2/99(1).......................................................      $15,375,000             $   15,364,449
    4.81%, 3/23/99..........................................................       10,000,000                  9,891,775
    4.95%, 3/26/99-3/29/99..................................................       49,226,000                 48,647,127
    4.97%, 3/10/99..........................................................       15,000,000                 14,859,183
    4.975%, 3/11/99.........................................................       10,000,000                  9,904,646
    4.981%, 3/15/99(1)......................................................       10,000,000                  9,996,278
    4.99%, 1/29/99(1).......................................................       15,000,000                 14,993,222
    5%, 2/23/99.............................................................       11,732,000                 11,645,639
    5.028%, 3/3/99(1).......................................................       25,000,000                 24,995,294
    5.04%, 1/7/99...........................................................       25,000,000                 24,979,000
    5.05%, 3/18/99..........................................................        5,050,000                  5,063,830
    5.06%, 1/8/99...........................................................       15,000,000                 14,985,242
    5.07%, 1/8/99...........................................................       10,000,000                  9,990,142
    5.08%, 2/18/99..........................................................       15,000,000                 14,898,400
    5.108%, 1/11/99(1)......................................................       10,000,000                  9,998,926
    5.36%, 2/19/99..........................................................       15,000,000                 15,003,204
Overseas Private Investment Corp.:
    5.85%, 1/20/99(1)(2)....................................................        3,600,034                  3,637,692
    5.875%, 1/20/99(1)(2)...................................................        4,250,000                  4,270,566
Student Loan Marketing Assn.:
    4.80%, 1/20/99(1).......................................................       15,000,000                 15,000,000
    4.838%, 2/24/99(1)......................................................        5,000,000                  4,998,778
    4.848%, 2/8/99(1).......................................................       16,900,000                 16,896,363
    4.858%, 2/2/99(1).......................................................       10,000,000                  9,981,678
    5.078%, 1/2/99(1).......................................................        5,000,000                  4,999,524
    5.308%, 2/24/99(1)......................................................       24,000,000                 24,000,000
Student Loan Marketing Assn., guaranteeing commercial paper of:
    Nebraska Higher Education Loan Program, 6.25%, 1/5/99(3)................        7,500,000                  7,494,792
    USA Group Secondary Market Services, Inc., Education Loan
      Revenue Nts., Series A, 5%, 1/14/99...................................       25,300,000                 25,254,319
                                                                                                          --------------
Total U.S. Government Agencies .............................................                               1,235,704,535
                                                                                                          --------------

Centennial Government Trust


                                                                                             Face                   Value
                                                                                            Amount                 See Note 1
                                                                                          ---------                ----------
REPURCHASE AGREEMENTS--2.5%
Repurchase agreement with PaineWebber, Inc., 6.25%, dated 12/31/98, to be repurchased at $32,422,500 on 1/4/99, collateralized by Federal National
Mortgage Participation Nts., 6%, 12/1/13, with a value of $33,109,458 ................   $32,400,000          $    32,400,000
                                                                                                              ---------------


Total Investments, at Value...........................................................          99.1%           1,268,104,535
Other Assets Net of Liabilities.......................................................           0.9               11,986,841
                                                                                               -----          ---------------
Net Assets............................................................................         100.0%         $ 1,280,091,376
                                                                                               =====          ===============


1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Represents a restricted security which is considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale. Such securities amount to $7,908,258, or 0.62% of the Trust's net assets. The Trust may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $7,494,792, or 0.59% of the Trust's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1998 (Unaudited)
Centennial Government Trust

ASSETS
Investments, at value--see accompanying statement...........................................        $1,268,104,535
Cash........................................................................................             1,171,955
Receivables and other assets:
     Shares of beneficial interest sold.....................................................            16,391,172
     Interest...............................................................................             3,815,409
     Other..................................................................................                46,334
                                                                                                    --------------
          Total assets......................................................................         1,289,529,405
                                                                                                    --------------

LIABILITIES
Payables and other liabilities:
     Shares of beneficial interest redeemed.................................................             9,148,021
     Service plan fees......................................................................               116,404
     Transfer and shareholder servicing agent fees..........................................                34,317
     Other..................................................................................               139,287
                                                                                                    --------------
          Total liabilities.................................................................             9,438,029
                                                                                                    --------------

NET ASSETS..................................................................................        $1,280,091,376
                                                                                                    ==============

COMPOSITION OF NET ASSETS
Paid-in capital.............................................................................        $1,280,734,651
Accumulated net realized loss on investment transactions....................................              (643,275)
                                                                                                    --------------

NET ASSETS--applicable to 1,280,734,651 shares of
     beneficial interest outstanding........................................................        $1,280,091,376
                                                                                                    ==============

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE..............................                 $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 1998 (Unaudited) Centennial Government Trust

INVESTMENT INCOME--Interest ............................................................           $32,500,949
                                                                                                   -----------

EXPENSES
Management fees--Note 3 ................................................................             2,754,789
Service plan fees--Note 3 ..............................................................             1,219,914
Transfer and shareholder servicing agent fees--Note 3 ..................................               305,973
Registration and filing fees ...........................................................                91,371
Custodian fees and expenses ............................................................                54,580
Shareholder reports ....................................................................                40,525
Legal, auditing and other professional fees ............................................                16,024
Trustees' fees and expenses ............................................................                10,398
Other ..................................................................................                 7,368
                                                                                                   -----------

   Total expenses ......................................................................             4,500,942
                                                                                                   -----------
NET INVESTMENT INCOME ..................................................................            28,000,007
                                                                                                   -----------

NET REALIZED GAIN ON INVESTMENTS .......................................................                39,661
                                                                                                   -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................           $28,039,668
                                                                                                   ===========

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Six Months Ended
                                                                   December 31, 1998         Year Ended
                                                                      (Unaudited)          June 30, 1998
                                                                   -----------------      ----------------
OPERATIONS
Net investment income .......................................       $    28,000,007        $    53,897,930
Net realized gain ...........................................                39,661                 59,323
                                                                    ---------------        ---------------
Net increase in net assets resulting from operations ........            28,039,668             53,957,253
                                                                    ---------------        ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS .................           (28,000,007)           (53,897,930)
                                                                    ---------------        ---------------

BENEFICIAL INTEREST TRANSACTIONS

Net increase in net assets resulting from beneficial interest
    transactions--Note 2 ....................................           147,708,040            104,848,437
                                                                    ---------------        ---------------

NET ASSETS
Total increase ..............................................           147,747,701            104,907,760
Beginning of period .........................................         1,132,343,675          1,027,435,915
                                                                    ---------------        ---------------
End of period ...............................................       $ 1,280,091,376        $ 1,132,343,675
                                                                    ===============        ===============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Centennial Government Trust

                                                        Six Months
                                                          Ended                        Year Ended June 30,
                                                        December 31,     -------------------------------------------------
                                                      1998 (Unaudited)     1998       1997       1996      1995       1994
                                                      ----------------     ----       ----       ----      ----       ----
PER SHARE OPERATING DATA
Net asset value, beginning of period................         $1.00         $1.00      $1.00      $1.00      $1.00    $1.00
Income from investment operations--
    net investment income and net
    realized gain...................................           .02           .05        .05        .05        .05      .03
Dividends and distributions to shareholders.........          (.02)         (.05)      (.05)      (.05)      (.05)    (.03)
                                                             -----         -----      -----      -----      -----    -----
Net asset value, end of period......................         $1.00         $1.00      $1.00      $1.00      $1.00    $1.00
                                                             =====         =====      =====      =====      =====    =====

TOTAL RETURN(1).....................................          2.38%         4.93%      4.75%      4.91%      4.93%    2.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions).............        $1,280        $1,132     $1,027       $942       $893     $613
Average net assets (in millions)....................        $1,211        $1,117     $1,032       $962       $719     $665

RATIOS TO AVERAGE NET ASSETS
Net investment income...............................          4.59%(2)      4.82%      4.65%      4.83%      4.81%    2.79%
Expenses............................................          0.74%(2)      0.75%      0.76%      0.77%      0.80%    0.79%


1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only.

2. Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Centennial Government Trust

1. SIGNIFICANT ACCOUNTING POLICIES

Centennial Government Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust's investment objective is to seek a high level of current income consistent with preservation of capital and the maintenance of liquidity, through investment in a diversified portfolio of short-term debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Investment Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Repurchase Agreements. The Trust requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Trust may be delayed or limited.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1998, the Trust had available for federal income tax purposes an unused capital loss carryover of approximately $737,000, which expires between 2003 and 2005.

Distributions to Shareholders. The Trust intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Trust may withhold dividends or make distributions of net realized gains.

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial Government Trust

2. SHARES OF BENEFICIAL INTEREST

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                  Six Months Ended December 31, 1998            Year Ended June 30, 1998
                                                 ------------------------------------     ------------------------------------
                                                     Shares              Amount               Shares               Amount
                                                 ---------------    -----------------     ---------------     ---------------
Sold........................................      1,717,175,890     $  1,717,175,890       3,253,572,215      $ 3,253,572,215

Dividends and distributions
reinvested..................................         29,286,432           29,286,432          52,695,140           52,695,140

Redeemed....................................     (1,598,754,282)      (1,598,754,282)     (3,201,418,918)      (3,201,418,918)
                                                 ---------------    -----------------     ---------------     ---------------

Net increase................................        147,708,040     $    147,708,040         104,848,437      $   104,848,437
                                                 ===============    =================     ===============     ===============

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets, 0.475% of the next $250 million of net assets, 0.45% of the next $250 million of net assets, 0.425% of the next $250 million of net assets, and 0.40% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Trust if aggregate expenses (with specified exceptions) exceed the lesser of 1.50% of the first $30 million of average annual net assets of the Trust, plus 1% of average annual net assets in excess of $30 million; or 25% of the total annual investment income of the Trust. Effective January 1, 1999, the following breakpoints were added: 0.375% on average net assets over $1.25 billion to $1.5 billion and 0.35% on average net assets over $1.5 billion. The Trust's management fee for the six months ended December 31, 1998 was 0.45% of the average annual net assets of the Trust.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Trust and for other Oppenheimer funds. SSI's total costs of providing such services are allocated ratably to these funds.

Under an approved plan of distribution, the Trust may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Trust shares. During the six months ended December 31, 1998, the Trust paid $43,419 to a broker/ dealer affiliated with the Manager as reimbursement for distribution-related expenses.

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                                                                              11

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